SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 12, 2004

Nortek Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-6112	16-1638891

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 751-1600

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

On February 12, 2004, Nortek, Inc. (“Nortek”), a wholly-owned subsidiary of Nortek Holdings, Inc. (“Holdings”), completed the sale of the stock of Ply Gem Industries, Inc. (“Ply Gem”) to Ply Gem Investment Holdings, Inc. (the “Buyer”), an affiliate of Caxton-Iseman Capital, Inc. in a transaction valued at approximately $560 million including debt assumed by the Buyer. Nortek estimates that the net after tax proceeds received will equal approximately $455 million after estimated income taxes payable on the transaction of approximately $63 million. The agreements related to the sale of Ply Gem were filed as exhibits to Holdings’ Form 8-K filed on February 13, 2004 and Holdings’ Form 8-K filed on December 22, 2003, which are incorporated by reference herein.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (b) Pro Forma Financial Information

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

      On November 20, 2002, Nortek, Inc. (“Nortek”) was reorganized into a holding company structure and each outstanding share of capital stock of Nortek was converted into an identical share of capital stock of Nortek Holdings, Inc. (“Holdings”), with Holdings becoming the successor public company and Nortek becoming its wholly-owned subsidiary. On January 9, 2003, Holdings completed a recapitalization transaction, which resulted in Holdings’ acquisition by certain affiliates and designees of Kelso & Company L.P. and certain members of Nortek’s management (the “Recapitalization”).

      On February 12, 2004, Holdings and Nortek sold their subsidiary, Ply Gem Industries, Inc. (“Ply Gem”), to an affiliate of Caxton-Iseman Capital, Inc. in a transaction valued at approximately $560 million, including debt assumed by the buyer. Ply Gem’s results of operations include the results of operations of the Holding’s Windows, Doors and Siding segment and corporate expenses of Ply Gem. Holdings will treat the sale of Ply Gem as a discontinued operation in its annual report on Form 10-K for the year ended December 31, 2003 and, accordingly, the results of Ply Gem will be excluded from continuing operations for all periods presented in the Form 10-K filing. In addition, the assets and liabilities of Ply Gem will be reflected as assets and liabilities from discontinued operations for all consolidated balance sheets presented in Holding’s Form 10-K for the year ended December 31, 2003. The historical consolidated results of operations and balance sheets included within this unaudited pro forma condensed consolidated financial data do not reflect any adjustments to treat Ply Gem as a discontinued operation.

      On February 13, 2004, Nortek called for redemption on March 15, 2004 all of Nortek’s outstanding 9 1/4% Senior Notes due March 15, 2007 (the “9 1/4% Senior Notes”) and on March 14, 2004 all of Nortek’s outstanding 9 1/8% Senior Notes due September 1, 2007 (the “9 1/8% Senior Notes”). The 9 1/4% Senior Notes and the 9 1/8% Senior Notes are being called at a redemption price of 101.542% and 103.042%, respectively, of the principal amount thereof plus accrued and unpaid interest. In addition, Nortek called for redemption on March 14, 2004 $60 million of Nortek’s outstanding 8 7/8% Senior Notes due August 1, 2008 (the “8 7/8% Senior Notes”) at a redemption price of 104.438% of the principal amount thereof plus accrued and unpaid interest (collectively, the “Debt Redemptions”).

      On November 24, 2003, Holdings completed the private offering of $515 million aggregate principal amount at maturity of 10% Senior Discount Notes due 2011 (the “Holdings Notes”). The net proceeds received in connection with the sale of the Holdings Notes were approximately $349.4 million.

      The following unaudited pro forma condensed consolidated financial data includes the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2002 and the periods from January 1, 2003 to January 9, 2003 and January 10, 2003 to October 4, 2003 and the unaudited pro forma condensed consolidated balance sheet as of October 4, 2003. The unaudited pro forma condensed consolidated financial data gives pro forma effect to the Recapitalization, the sale of Ply Gem, the Debt Redemptions and the sale of the Holdings Notes.

      The unaudited pro forma condensed consolidated balance sheet as of October 4, 2003 has been prepared by adjusting the historical unaudited condensed consolidated balance sheet of Holdings to give effect to the sale of Ply Gem, the Debt Redemptions and the sale of the Holdings Notes, as if they occurred as of that date. The preliminary estimated purchase accounting impact of the Recapitalization was previously included in the historical unaudited condensed consolidated balance sheet of Holdings as of October 4, 2003. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2002, the period from January 1, 2003 to January 9, 2003 and the period from January 10, 2003 to October 4, 2003 give effect to these transactions and the Recapitalization as if they had occurred as of January 1, 2002. The unaudited pro forma condensed consolidated statement of operations exclude non-recurring items directly attributable to the Recapitalization and the Debt Redemptions.

      The Recapitalization has been accounted for under the purchase method of accounting. The information contained herein has been prepared utilizing information available at the time this Form 8-K filing was prepared and is subject to refinement until all pertinent information has been obtained and the purchase accounting is finalized. Holdings will finalize the purchase accounting associated with the Recapitalization prior to filing its annual report on Form 10-K for the year ended December 31, 2003 and the pro forma information presented does not include any adjustments that may arise in connection with finalizing the purchase accounting for the Recapitalization.

      The unaudited pro forma condensed consolidated financial data is presented for informational purposes only and is not necessarily indicative of the financial condition and results of operations that would have occurred had the Recapitalization, the sale of Ply Gem, the Debt Redemptions and the sale of Holdings Notes, taken place on the dates indicated above, nor are they necessarily indicative of Holding’s future financial position or results of operations.

NORTEK HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2002

					Sale of		Debt		Sale of
		Recapitalization			Ply Gem		Redemption		Holdings Notes
	Holdings	Pro Forma			Pro Forma		Pro Forma		Pro Forma		Holdings
	Historical	Adjustments		Subtotal	Adjustments(g)	Subtotal	Adjustments		Adjustments		Pro Forma

	(In thousands)

Net Sales	$1,888,292	$—		$1,888,292	$(504,167)	$1,384,125	$—		$—		$1,384,125
Costs and Expenses:
Cost of Products Sold	1,361,101	(5,537	)(a)	1,355,564	(369,412)	986,152	—		—		986,152
Selling, General and Administrative Expense	333,917	(10,812	)(b)	323,105	(64,754)	258,351	—		—		258,351
Amortization of Intangible Assets	6,106	6,075	(c)	12,181	(4,281)	7,900	—		—		7,900

	1,701,124	(10,274)		1,690,850	(438,447)	1,252,403	—		—		1,252,403

Operating Earnings	187,168	10,274		197,442	(65,720)	131,722	—		—		131,722
Interest Expense	(96,634)	1,575	(d)	(95,059)	43,287	(51,772)	11,031	(h)	(36,771	)(k)	(77,512)
Investment Income	7,466	(5,214	)(e)	2,252	(1,523)	729	(514	)(i)	—		215

Earnings from Continuing Operations Before Provision for Income Taxes	98,000	6,635		104,635	(23,956)	80,679	10,517		(36,771)		54,425
Provision for Income Taxes	39,000	37	(f)	39,037	(9,684)	29,353	3,681	(j)	(12,870	)(l)	20,164

Earnings from Continuing Operations(m)	$59,000	$6,598		$65,598	$(14,272)	$51,326	$6,836		$(23,901)		$34,261

See Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations

NORTEK HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Period from January 1, 2003 to January 9, 2003

					Sale of		Debt		Sale of
		Recapitalization			Ply Gem		Redemption		Holdings Notes
	Holdings	Pro Forma			Pro Forma		Pro Forma		Pro Forma		Holdings
	Historical	Adjustments		Subtotal	Adjustments(g)	Subtotal	Adjustments		Adjustments		Pro Forma

	(In thousands)

Net Sales	$33,775	$—		$33,775	$(8,824)	$24,951	$—		—		$24,951
Costs and Expenses:
Cost of Products Sold	26,286	(337	)(a)	25,949	(7,589)	18,360	—		—		18,360
Selling, General and Administrative Expense	94,185	(87,425	)(b)	6,760	(1,473)	5,287	—		—		5,287
Amortization of Intangible Assets	137	97	(c)	234	(82)	152	—		—		152

	120,608	(87,665)		32,943	(9,144)	23,799	—		—		23,799

Operating Earnings (Loss)	(86,833)	87,665		832	320	1,152	—		—		1,152
Interest Expense	(2,288)	142	(d)	(2,146)	1,170	(976)	307	(h)	(977	)(k)	(1,646)
Investment Income	121	(23	)(e)	98	(2)	96	(46	)(i)	—		50

Earnings (Loss) from Continuing Operations Before Provision (Benefit) for Income Taxes	(89,000)	87,784		(1,216)	1,488	272	261		(977)		(444)
Provision (Benefit) for Income Taxes	(24,100)	24,010	(f)	(90)	479	389	92	(j)	(342	)(l)	139

Earnings (Loss) from Continuing Operations(m)	$(64,900)	$63,774		$(1,126)	$1,009	$(117)	$169		$(635)		$(583)

See Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations

NORTEK HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Period from January 10, 2003 to October 4, 2003

					Sale of		Debt		Sale of
		Recapitalization			Ply Gem		Redemption		Holdings Notes
	Holdings	Pro Forma			Pro Forma		Pro Forma		Pro Forma		Holdings
	Historical	Adjustments		Subtotal	Adjustments(g)	Subtotal	Adjustments		Adjustments		Pro Forma

	(In thousands)

Net Sales	$1,534,806	$—		$1,534,806	$(410,147)	$1,124,659	$—		$—		$1,124,659
Costs and Expenses:
Cost of Products Sold	1,107,189	(6,018	)(a)	1,101,171	(306,872)	794,299	—		—		794,299
Selling, General and Administrative Expense	242,999	—		242,999	(52,280)	190,719	—		—		190,719
Amortization of Intangible Assets	8,956	—		8,956	(3,130)	5,826	—		—		5,826

	1,359,144	(6,018)		1,353,126	(362,282)	990,844	—		—		990,844

Operating Earnings	175,662	6,018		181,680	(47,865)	133,815	—		—		133,815
Interest Expense	(71,039)	4,100	(d)	(66,939)	29,104	(37,835)	7,282	(h)	(29,166	)(k)	(59,719)
Investment Income	1,077	—		1,077	(152)	925	(725	)(i)	—		200

Earnings from Continuing Operations Before Provision for Income Taxes	105,700	10,118		115,818	(18,913)	96,905	6,557		(29,166	)(l)	74,296
Provision for Income Taxes	43,200	3,721	(f)	46,921	(7,536)	39,385	2,294	(j)	(10,208)		31,471

Earnings from Continuing Operations(m)	$62,500	$6,397		$68,897	$(11,377)	$57,520	$4,263		$(18,958)		$42,825

See Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations

NORTEK HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

		For the Period,

		January 1,	January 10,
		2003 to	2003 to
	Year Ended	January 9,	October 4,
	December 31, 2002	2003	2003
	Pro Forma	Pro Forma	Pro Forma
	Adjustments	Adjustments	Adjustments

	(In thousands)
ADJUSTMENTS RELATED TO THE RECAPITALIZATION:
(a) Cost of Products Sold
Amortization of inventory fair value adjustment	$6,018	$—	$(6,018)
Change in depreciation expense related to property, plant and equipment fair value adjustment and changes in estimated lives	(11,555)	(337)	—

	$(5,537)	$(337)	$(6,018)

(b) Selling, General and Administrative Expense
Elimination of expenses of a Supplemental Executive Retirement Plan (“SERP”)	$(7,460)	$(380)	$—
Elimination of a Life Insurance Policy to partially fund expenses related to a SERP	783	211	—
Contractual salary increases	1,431	36	—
Kelso management fees	1,500	37	—
Curtailment loss related to the termination of a SERP	—	(70,142)	—
Management retention payments	—	(425)	—
Stock option termination payments	—	(4,710)	—
Insurance costs of Recapitalization	—	(1,210)	—
Expenses of Nortek related to the consummation of the Recapitalization	(6,600)	(10,833)	—
Post retirement medical plan fair value adjustment and other	(466)	(9)

	$(10,812)	$(87,425)	$—

(c) Amortization of Intangible Assets
Change in amortization of intangible assets related to intangible asset fair value adjustment and changes in lives	$6,075	$97	$—

(d) Interest Expense
Deferred financing costs of a bridge facility	$4,100	$—	$(4,100)
Change in interest expense related to fair value adjustments to debt	(5,675)	(142)	—

	$(1,575)	$(142)	$(4,100)

(e) Investment Income
Reduction in investment income related to a reduction in cash, cash equivalents and marketable securities to fund the Recapitalization and related transactions	$(5,214)	$(23)	$—

NORTEK HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

		For the Period,

		January 1,	January 10,
		2003 to	2003 to
	Year Ended	January 9,	October 4,
	December 31, 2002	2003	2003
	Pro Forma	Pro Forma	Pro Forma
	Adjustments	Adjustments	Adjustments

	(In thousands)
(f) Provision (benefit) for Income Taxes
Elimination of expenses of a SERP	$2,611	$133	$—
Contractural salary increases	(500)	(13)	—
Kelso management fees	(525)	(13)	—
Bridge financing fees	(1,435)	—	1,435
Reduction in investment income	(1,826)	(8)	—
Impact of fair value adjustments related to the Recapitalization	1,957	144	2,286
Curtailment loss related to the termination of a SERP	—	21,324	—
Management retention payments	—	149	—
Stock option termination payments	—	1,669	—
Insurance costs of Recapitalization	—	424	—
Expenses related to the consummation of the Recapitalization	(245)	201	—

	$37	$24,010	$3,721

ADJUSTMENTS RELATED TO THE SALE OF PLY GEM:

(g) On February 12, 2004, Nortek, a subsidiary of Holdings, sold its subsidiary, Ply Gem. The pro forma adjustments relating to the sale of Ply Gem assume that the sale of Ply Gem occurred on January 1, 2002 and, accordingly, eliminate the historical results of operations of Ply Gem, record the impact of interest expense to be allocated to Ply Gem as a discontinued operation based upon the debt to be repaid from the net proceeds of the sale and reverse the portion of the Recapitalization pro forma adjustments related to Ply Gem for all periods presented. The following tables summarize the components of the pro forma adjustment for each of the periods presented to show the elimination of the historical results of Ply Gem and the reversal of the Recapitalization pro forma adjustments related to Ply Gem:

NORTEK HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

			Reverse
			Ply Gem
	Eliminate		Portion of
	Historical	Allocation	Recapitalization	Sale of Ply Gem
	Results of	of Interest	Pro Forma	Pro Forma
	Ply Gem	Expense	Adjustments	Adjustments

	(In thousands)
Year Ended December 31, 2002:
Net Sales	$(504,167)	$—	$—	$(504,167)
Cost and Expenses:
Cost of Products Sold	(368,802)	—	(610)	(369,412)
Selling, General and Administrative Expense	(64,646)	—	(108)	(64,754)
Amortization of Intangible Assets	(3,118)	—	(1,163)	(4,281)

	(436,566)	—	(1,881)	(438,447)

Operating Earnings	(67,601)	—	1,881	(65,720)
Interest Expense	2,424	40,863	—	43,287
Investment Income	(1,523)	—	—	(1,523)

Earnings from Continuing Operations before Provision for Income Taxes	(66,700)	40,863	1,881	(23,956)
Provision for Income Taxes	(24,700)	14,302	714	(9,684)

Earnings from Continuing Operations	$(42,000)	$26,561	$1,167	$(14,272)

Period from January 1, 2003 to January 9, 2003:
Net Sales	$(8,824)	$—	$—	$(8,824)
Cost and Expenses:
Cost of Products Sold	(7,651)	—	62	(7,589)
Selling, General and Administrative Expense	(1,471)	—	(2)	(1,473)
Amortization of Intangible Assets	(70)	—	(12)	(82)

	(9,192)	—	48	(9,144)

Operating Earnings (Loss)	368	—	(48)	320
Interest Expense	34	1,136	—	1,170
Investment Income	(2)	—	—	(2)

Earnings (Loss) from Continuing Operations before Provision (Benefit) for Income Taxes	400	1,136	(48)	1,488
Provision (Benefit) for Income Taxes	100	397	(18)	479

Earnings (Loss) from Continuing Operations	$300	$739	$(30)	$1,009

Period from January 10, 2003 to October 4, 2003:
Net Sales	$(410,147)	$—	$—	$(410,147)
Cost and Expenses:
Cost of Products Sold	(308,259)	—	1,387	(306,872)
Selling, General and Administrative Expense	(52,280)	—	—	(52,280)
Amortization of Intangible Assets	(3,130)	—	—	(3,130)

	(363,669)	—	1,387	(362,282)

Operating Earnings	(46,478)	—	(1,387)	(47,865)
Interest Expense	1,130	27,974	—	29,104
Investment Income	(152)	—	—	(152)

Earnings from Continuing Operations before Provision for Income Taxes	(45,500)	27,974	(1,387)	(18,913)
Provision for Income Taxes	(16,800)	9,791	(527)	(7,536)

Earnings from Continuing Operations	$(28,700)	18,183	$(860)	$(11,377)

NORTEK HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

		For the Period,

		January 1,	January 10,
		2003 to	2003 to
	Year Ended	January 9,	October 4,
	December 31, 2002	2003	2003
	Pro Forma	Pro Forma	Pro Forma
	Adjustments	Adjustments	Adjustments

	(In thousands)
ADJUSTMENTS RELATED TO THE REDEMPTION OF SENIOR NOTES:
(h) Interest Expense
Reduction in cash interest expense for debt redemptions	(49,800)	(1,383)	(36,626)
Elimination of amortization of debt premium and discount and deferred financing costs	(2,094)	(60)	1,370
Allocate interest expense to Ply Gem discontinued operations	40,863	1,136	27,974

	$(11,031)	$(307)	$(7,282)

(i) Investment Income
Reduction in investment income related to a reduction in cash, cash equivalents and marketable securities to partially fund the debt redemptions	$(514)	$(46)	$(725)

(j) Provision for income taxes
Reduction in cash interest expense for debt redemptions	17,430	484	12,819
Elimination of amortization of debt premium and discount and deferred financing costs	733	21	(480)
Allocate interest expense to Ply Gem discontinued operations	(14,302)	(397)	(9,791)
Reduction in investment income related to a reduction in cash, cash equivalents and marketable securities to partially fund the debt redemptions	(180)	(16)	(254)

	$3,681	$92	$2,294

ADJUSTMENTS RELATED TO THE SALE OF HOLDINGS NOTES:
(j) Interest Expense
Interest expense of Holdings Notes	$36,771	$977	$29,166

(k) Provision for income taxes
Interest expense of Holdings Notes	$(12,870)	$(342)	$(10,208)

(m) The pro forma condensed consolidated statements of operations for the year ended December 31, 2002, the period from January 1, 2003 to January 9, 2003 and the period from January 10, 2003 to October 4, 2003 do not include the approximately $3.9 million pro forma loss on redemption of debt, net of tax, which is included in the October 4, 2003 pro forma condensed consolidated balance sheet, as it is a non-recurring charge.

NORTEK HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

October 4, 2003

		Sale of		Debt		Sale of
		Ply Gem		Redemption		Holdings Notes
	Holdings	Pro Forma		Pro Forma		Pro Forma		Holdings
	Historical	Adjustments(a)	Subtotal	Adjustments		Adjustments		Pro Forma

	(In thousands)
ASSETS
Unrestricted:
Cash and Cash Equivalents	$126,771	$455,000	$581,771	$(564,265	)(b)	$—	(f)	$17,506
Restricted:
Cash and Marketable Securities	1,538	(1,538)	—	—		—		—
Accounts Receivable, net	301,037	(74,306)	226,731	—		—		226,731
Inventories, net	211,326	(43,965)	167,361	—		—		167,361
Prepaid Expenses	13,121	(1,138)	11,983	—		—		11,983
Other Current Assets	19,019	(5,969)	13,050	—		—		13,050
Prepaid Income Taxes	31,570	(11,100)	20,470	—		—		20,470

Total Current Assets	704,382	316,984	1,021,366	(564,265)		—		457,101
Property, Plant and Equipment, net	377,306	(150,763)	226,543	—		—		226,543
Goodwill	844,023	(252,517)	591,506	—		—		591,506
Intangible Assets	174,717	(61,082)	113,635	—		—		113,635
Deferred Debt Expense	3,194	(177)	3,017	—		9,900	(g)	12,917
Other Assets	18,776	(652)	18,124	—		—		18,124

Total Assets	$2,122,398	$(148,207)	$1,974,191	$(564,265)		$9,900		$1,419,826

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
Notes Payable and Other Short Term Obligations	4,584	$—	$4,584	$—		$—		$4,584
Current Maturities of Long-Term Debt and Capital Leases	4,309	(928)	3,381	—		—		3,381
Accounts Payable	150,089	(28,696)	121,393	—		—		121,393
Accrued Expenses and Taxes, net	193,894	(28,507)	165,387	(6,555	)(c)	—		158,832

Total Current Liabilities	352,876	(58,131)	294,745	(6,555)		—		288,190
Deferred Income Taxes	87,300	(46,641)	40,659	—		—		40,659
Other Long-Term Liabilities	159,067	(14,569)	144,498	—		—		144,498
Notes, Mortgages, Capital Leases and Obligations Payable Less Current Maturities	1,005,317	(28,866)	976,451	(553,842	)(d)	349,400	(h)	772,009
Preferred Stock	8,130	—	8,130	—		—		8,130
Common Stock	387	—	387	—		—		387
Additional Paid In Capital	433,328	—	433,328	—		(280,868	)(j)	152,460
Retained Earnings	62,500	—	62,500	(3,868	)(e)	(58,632	)(j)	—
Accumulated Other Comprehensive Income	13,493	—	13,493	—		—		13,493

Total Stockholders’ Investment	517,838	—	517,838	(3,868)		(339,500)		174,470

Total Liabilities and Stockholders’ Investment	$2,122,398	$(148,207)	$1,974,191	$(564,265)		$9,900		$1,419,826

See Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet

NOTES TO THE UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED BALANCE SHEET

ADJUSTMENTS RELATED TO THE SALE OF PLY GEM:

(a) Pro forma summary of the sale of Ply Gem:

      On February 12, 2004, Nortek, a subsidiary of Holdings, sold its subsidiary, Ply Gem. The following table summarizes the pro forma adjustment for the sale of Ply Gem to show the elimination of the assets purchased and liabilities assumed by the buyer, excluding liabilities indemnified by Nortek as part of the agreement, and to reflect the net proceeds received from the sale of Ply Gem, after the assumed payment of income taxes, and to record accrued transaction costs payable, as if the sale of Ply Gem had occurred on October 4, 2003:

	Eliminate
	Historical
	Balance		Pro Forma
	Sheet	Sale	Sale of
	Accounts	Proceeds	Ply Gem

		(in thousands)
ASSETS
Current Assets:
Unrestricted:
Cash and Cash Equivalents	$—	$455,000	$455,000
Restricted:
Cash and Marketable Securities	(1,538)	—	(1,538)
Accounts Receivable	(74,306)	—	(74,306)
Inventories, net	(43,965)	—	(43,965)
Prepaid Expenses	(1,138)	—	(1,138)
Other Current Assets	(5,969)	—	(5,969)
Prepaid Income taxes	(11,100)	—	(11,100)

Total Current Assets	(138,016)	455,000	316,984
Property, Plant and Equipment, net	(150,763)	—	(150,763)
Goodwill	(252,517)	—	(252,517)
Intangible Assets	(61,082)	—	(61,082)
Deferred Debt Expense	(177)	—	(177)
Other Assets	(652)	—	(652)

Total Assets	$(603,207)	$455,000	$(148,207)

LIABILITIES
Current Liabilities:
Notes Payable and Other Short-term Obligations	$—	$—	$—
Current Maturities of Long-term Debt and Capital Leases	(928)	—	(928)
Accounts Payable	(28,696)	—	(28,696)
Accrued Expenses and Taxes, net	(31,196)	2,689	(28,507)

Total Current Liabilities	(60,820)	2,689	(58,131)
Deferred Income Taxes	(46,641)	—	(46,641)
Other Long-term Liabilities	(14,569)	—	(14,569)
Notes, Mortgages Capital Leases and Obligations Payable less Current Maturities	(28,866)	—	(28,866)

Total Liabilities	$(150,896)	$2,689	$(148,207)

Net Assets Sold	$(452,311)	$452,311	$—

ADJUSTMENTS RELATED TO THE REDEMPTION OF SENIOR NOTES

As of
10-04-03
Pro Forma
Adjustments

(b) Cash and cash equivalents
Redemption of Senior Notes	$(545,000)
Payment of call premium due upon redemption of Senior Notes	(14,792)
Payment of accrued interest due on Senior Notes in connection with redemption	(4,473)

$(564,265)

(c) Accrued expenses and taxes, net
Payment of accrued interest due on Senior Notes in connection with redemption	$(4,473)
Reduction in accrued federal income taxes payable related to loss on debt redemption	(2,082)

$(6,555)

(d) Long-term debt
Redemption of Senior Notes	$(545,000)
Elimination of unamortized debt premium associated with redemption of Senior Notes	(8,842)

$(553,842)

(e) Retained earnings
Loss on debt redemption, net of related federal tax benefit	$(3,868)

ADJUSTMENTS RELATED TO THE SALE OF HOLDINGS NOTES:

(f) Cash and cash equivalents
Borrowings from the sale of Holdings Notes	$349,400
Financing costs related to Holdings Notes	(9,900)
Distribution to Equity Holders	(339,500)

$—

(g) Deferred debt expense
Financing costs related to Holdings Notes	$9,900

(h) Notes, mortgages, capital leases and obligations payable less current maturities
Holdings 10% Senior Discount Notes	$349,400

(i) Stockholders’ investment
Distribution to Equity Holders	$339,500

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEK HOLDINGS, INC.
By: Name: Kevin W. Donnelly Title: Vice President, General Counsel and Secretary

Date:  February 17, 2004